Exhibit 4(a)



                          PEPSICO, INC.

                               and

                    THE CHASE MANHATTAN BANK
                 (National Association), Trustee




                            Indenture



                   Dated as of December 14, 1994

              Providing for Issuance of Debt Securities







                      CROSS-REFERENCE TABLE
                (Certain Indenture Provisions and
           Provisions of Trust Indenture Act of 1939)

TIA Section                     Indenture Section
- ---------------                 ------------------

303     (1)                     101(2)

        (4)                     608(d)(1)
        (5)                     608(d)(2)
        (6)                     608(d)(6)
       (10)                     101
       (12)                     608(d)(5)
                                613(c)(5)
       (13)                     101
       (16)                     608(d)(4)
                                608(d)(1)

310    (a)(1)                   609
       (a)(2)                   609
       (a)(3)                   Not Applicable

       (a)(4)                   Not Applicable

       (b)                      608
       (c)                      Not Applicable


311   (a)                       613(a)
      (b)                       613(b)
      (b)(2)                    613(b)
                                703(a)(2)
                                703(b)

312   (a)                       701
                                702(a)
      (b)                       702(b)
      (c)                       702(c)

313   (a)                       703(a)
      (b)                       703(b)
      (c)                       703(a)
                                702(b)
      (d)                       702(c)

314   (a)                       704
      (b)                       Not Applicable
      (c)(1)                    102
      (c)(2)                    102
      (c)(3)                    Not Applicable
      (d)                       Not Applicable

315   (a)                       601(a)
                                602(c)
      (b)                       602
                                703(a)(6)
      (c)                       601(b)
      (d)                       601(c)
      (d)(1)                    601(a)
      (d)(2)                    601(c)(2)
      (d)(3)                    601(c)(3)
      (e)                       514


316    (a)                      512,513
       (a)(1)(A)                502
                                512
       (a)(1)(B)                513
       (a)(2)                   Not Applicable
       (b)                      508

317    (a)(1)                   503
       (a)(2)                   504
       (b)                      1003

318    (a)                      107




                        TABLE OF CONTENTS

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                                                               PAGE
                                                               -----

Recitals of the                                                1
Company
Agreements of the                                              1
Parties


                                ARTICLE ONE
                   DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                                APPLICATION

                                                                   Page

Section 101          Definitions...................................1

                     Act.......................................    1
                     Affiliate.................................    2
                     Authenticating Agent......................    2
                     Authentication Order......................    2
                     Board of Directors........................    2
                     Board Resolution..........................    2
                     Chairman..................................    2
                     Commission................................    2
                     Company...................................    2
                     Company Request, Company Order, and
                       Company Consent.........................    2
                     Consolidated Net Tangible Assets..........    2
                     Corporate Trust Office....................    2
                     Debt......................................    3
                     Defaulted Interest........................    3
                     Depositary................................    3
                     Discharged................................    3
                     Equivalent Government Securities..........    3
                     Event of Default..........................    3
                     Executive Vice President..................    3
                     Holder, Securityholder, and Holder of
                       Securities..............................    3
                     Indenture, this Indenture.................    3
                     Interest Payment Date.....................    3
                     Maturity..................................    3
                     Mortgage..................................    3
                     New York Business Day.....................    3
                     Officers' Certificate.....................    3
                     Opinion of Counsel........................    4
                     Original Issue Discount Security..........    4
                     Outstanding...............................    4
                     Paying Agent..............................    4
                     Person....................................    5
                     Place of Payment..........................    5
                     Predecessor Securities....................    5
                     Principal Property........................    5

                                    (i)





                     Record Date...............................        5
                     Redemption Date...........................        5
                     Redemption Price..........................        5
                     Repayment Date............................        5
                     Repayment Price...........................        5
                     Responsible Officer.......................        5
                     Restricted Subsidiary.....................        5
                     Scheduled Maturity Date...................        6
                     Security or Securities....................        6
                     Security Register.........................        6
                     Security Registrar........................        6
                     Special Record Date.......................        6
                     Specified Currency........................        6
                     Subsidiary................................        6
                     Trust Indenture Act or TIA................        6
                     Trustee...................................        6
                     Unrestricted Subsidiary...................        6
                     U.S. Government Obligations...............        6
                     Vice President............................        7
                     Voting Stock..............................        7
Section 102          Officers' Certificate and Opinions.......         7
Section 103          Form of Documents
                       Delivered to Trustee....................        7
Section 104          Acts of Securityholders...................        7
Section 105          Notices, etc. to Trustee and Company......        8
Section 106          Notices to Securityholders; Waiver........        9
Section 107          Conflict with Trust Indenture Act.........        9
Section 108          Effect of Headings and Table of Contents..        9
Section 109          Successors and Assigns....................        9
Section 110          Separability Clause.......................        9
Section 111          Benefits of Indenture.....................        9
Section 112          Governing Law.............................        9
Section 113          Counterparts..............................       10
Section 114          Judgment Currency.........................       10


                             ARTICLE TWO
                           SECURITY  FORMS

Section 201          Forms Generally..........................        10
Section 202          Forms of Securities......................        10
Section 203          Securities in Global Form................        11
Section 204          Form of Trustee's Certificate of
                       Authentication.........................        11

                                    (ii)


                            ARTICLE THREE
                            THE SECURITIES

Section 301          General Title; General Limitations;
                       Issuable in Series; Terms of
                       Particular Series...........................   11
Section 302          Denominations and Currency....................   14
Section 303          Execution, Authentication and Delivery,
                       and Dating..................................   14
Section 304          Temporary Securities..........................   16
Section 305          Registration, Transfer, and Exchange..........   16
Section 306          Mutilated, Destroyed, Lost, and Stolen
                       Securities..................................   18
Section 307          Payment of Interest; Interest Rights
                      Preserved....................................   19
Section 308          Persons Deemed Owners.........................   20
Section 309          Cancellation..................................   20
Section 310          Computation of Interest.......................   20

                          ARTICLE FOUR
                   SATISFACTION AND DISCHARGE

Section 401          Satisfaction and Discharge of
                       Indenture...................................   21
Section 402          Defeasance and Discharge of Covenants
                       Upon Deposit of Moneys, U.S. Government
                       Obligations, or Equivalent Government
                       Securities..................................   22
Section 403          Application of Trust Money....................   23
Section 404          Paying Agent to Repay Money Held..............   23
Section 405          Return of Unclaimed Amounts...................   23


                          ARTICLE FIVE
                            REMEDIES

Section 501          Events of Default.............................   23
Section 502          Acceleration of Maturity; Rescission,
                       and Annulment...............................   24
Section 503          Collection of Indebtedness and Suits for
                       Enforcement.................................   25
Section 504          Trustee May File Proofs of Claim..............   26
Section 505          Trustee May Enforce Claims Without Possession
                       of Securities...............................   27
Section 506          Application of Money Collected................   27
Section 507          Limitation on Suits...........................   27
Section 508          Unconditional Right of Securityholders
                       to Receive Payment of Principal, Premium,
                       and Interest................................   28

                                (iii)




Section 509          Restoration Rights and Remedies................. 28
Section 510          Rights and Remedies Cumulative.................. 28
Section 511          Delay or Omission Not Waiver.................... 28
Section 512          Control by Securityholders...................... 28
Section 513          Waiver of Past Defaults......................... 29
Section 514          Undertaking for Costs........................... 29
Section 515          Waiver of Stay or Extension Laws................ 29



                           ARTICLE SIX
                           THE TRUSTEE

Section 601          Certain Duties and Responsibilities
                       of Trustee.................................... 29
Section 602          Notice of Defaults.............................. 30
Section 603          Certain Rights of Trustee....................... 31
Section 604          Not Responsible for Recitals or Issuance
                       of Securities................................. 31
Section 605          May Hold Securities............................. 31
Section 606          Money Held in Trust............................. 32
Section 607          Compensation and Reimbursement.................. 32
Section 608          Disqualification; Conflicting Interests......... 32
Section 609          Corporate Trustee Required; Eligibility......... 33
Section 610          Resignation and Removal; Appointment of
                       Successor..................................... 33
Section 611          Acceptance of Appointment by Successor.......... 34
Section 612          Merger, Conversion, Consolidation, or
                       Succession to Business........................ 35
Section 613          Preferential Collection of Claims Against
                       Company....................................... 35
Section 614          Appointment of Authenticating Agent............. 35




                          ARTICLE SEVEN
    SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


Section 701          Company to Furnish Trustee with Names
                       and Addresses of Securityholders............. 37
Section 702          Preservation of Information; Communications
                       to Securityholders........................... 37
Section 703          Reports by Trustee............................. 38
Section 704          Reports by Company............................. 38
Section 705          Notice of Maturity............................. 39

                                   (iv)


CAPTION

                          ARTICLE EIGHT
          CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801          Company May Consolidate, etc.,
                     Only on Certain Terms............................. 40
Section 802          Successor Corporation Substituted................. 40


                          ARTICLE NINE
                     SUPPLEMENTAL INDENTURES


Section 901          Supplemental Indentures Without Consent of
                       Securityholders................................. 40
Section 902          Supplemental Indentures with Consent of
                       Securityholders................................. 41
Section 903          Execution of Supplemental Indentures.............. 42
Section 904          Effect of Supplemental Indentures................. 42
Section 905          Conformity with Trust Indenture Act............... 42
Section 906          Reference in Securities to Supplemental
                       Indentures...................................... 43


                           ARTICLE TEN
                            COVENANTS

Section 1001         Payment of Principal, Premium,
                     and Interest...................................... 43
Section 1002         Maintenance of Office or Agency................... 43
Section 1003         Money or Security Payments to Be Held in Trust.... 43
Section 1004         Certificate to Trustee............................ 44
Section 1005         Corporate Existence............................... 44
Section 1006         Limitation on Secured Debt........................ 44
Section 1007         Waiver of Certain Covenants....................... 45



                         ARTICLE ELEVEN
                    REDEMPTION OF SECURITIES

Section 1101         Applicability of Article.......................... 45
Section 1102         Election To Redeem; Notice to Trustee............. 45
Section 1103         Selection by Trustee of Securities To Be
                       Redeemed........................................ 45
Section 1104         Notice of Redemption.............................. 46
Section 1105         Deposit of Redemption Price....................... 46
Section 1106         Securities Payable on Redemption Date............. 46
Section 1107         Securities Redeemed in Part....................... 47
Section 1108         Provisions with Respect to Any Sinking Funds...... 47

                                   (v)




                           ARTICLE TWELVE
                     REPAYMENT AT OPTION OF HOLDERS

Section 1201         Applicability of Articles................. 48
Section 1202         Repayment of Securities................... 48
Section 1203         Exercise of Option........................ 48
Section 1204         When Securities Presented for Repayment
                       Become Due and Payable.................. 49
Section 1205         Securities Repaid in Part................. 49


Signatures and Seals                                            49
Acknowledgments                                                 49
                                 (vi)




          THIS INDENTURE, between PepsiCo, Inc., a North Carolina corporation (hereinafter called the "Company") having its principal office at 700 Anderson Hill Road, Purchase, N.Y. 10577, and The Chase Manhattan Bank (National Association), a national banking association incorporated and existing under the laws of the United States of America, trustee (hereinafter called the "Trustee"), is made and entered into as of this 14th day of December, 1994.

                    Recitals of the Company

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its debentures, notes, bonds, and other evidences of indebtedness, to be issued in one or more fully registered series.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                 Agreements of the Parties

          To set forth or to provide for the establishment of the terms and conditions upon which the Securities (as hereinafter defined) are and are to be authenticated, issued, and delivered, and in consideration of the premises thereof, and the purchase of Securities by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders from time to time of the Securities or of any series thereof, as the case may be:

                           ARTICLE ONE
                Definitions and Other Provisions
                     of General Application

          Section 101.  Definitions.  For all purposes of this
Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

     (4) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision.

          "Act", when used with respect to any Securityholder (as hereinafter defined), has the meaning specified in Section 104.

          "Affiliate" of any specified Person (as hereinafter defined) means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities of one or more series under Section 614.

          "Authentication Order" has the meaning specified in
Section 303.

          "Board of Directors" means (i) the board of directors of the Company, (ii) any duly authorized committee of that board, or (iii) any officer, director, or authorized representative of the Company, in each case duly authorized by such Board to act hereunder.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Chairman" means the Company's Chairman of the Board and Chief Executive Officer.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company" means PepsiCo, Inc., unless and until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request", "Company Order", and "Company Consent" mean, respectively, a written request, order, or consent signed in the name of the Company by its Chairman, Executive Vice President (as hereinafter defined), or any Vice President (as hereinafter defined), or by any other officer or officers of the Company pursuant to an applicable Board Resolution, and delivered to the Trustee.

          "Consolidated Net Tangible Assets" means the total amount of assets (less applicable depreciation, amortization, and other valuation reserves), except to the extent resulting from write-ups of capital assets (except write-ups in connection with accounting for acquisitions in accordance with generally accepted accounting principles in the United States), of the Company and its Restricted Subsidiaries, after deducting therefrom (i) all current liabilities of the Company and its Restricted Subsidiaries (excluding any such liabilities that are intercompany items) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the latest consolidated balance sheet of the Company and its Restricted Subsidiaries prepared in accordance with generally accepted accounting principles.

          "Corporate Trust Office" means the principal office of the Trustee in the City of New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, except that with respect to the presentation of Securities for payment or registration of transfer or exchange and with respect to the location of the Security Register, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which office at the date hereof is located at 4 Chase MetroTech Center, Brooklyn, N.Y. 11245.

          "Debt" has the meaning specified in Section 1006.

          "Defaulted Interest" has the meaning specified in
Section 307.

          "Depositary" means with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person designated as Depositary by the Company pursuant to
Section 301, unless and until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the "Depositary" with respect to the Securities of that series.

          "Discharged" has the meaning specified in Section 402.

          "Equivalent Government Securities" means, in relation to Securities denominated in a currency other than U.S. dollars and other than a Specified Currency, securities of the government that issued the currency in which such Securities are denominated or securities of government agencies backed by the full faith and credit of such government.

          "Event of Default" has the meaning specified in Article
Five.

          "Executive Vice President" means the Company's
Executive Vice President and Chief Financial Officer.

          "Holder", "Securityholder" and "Holder of Securities" means a Person in whose name a Security is registered in the Security Register (as hereinafter defined).

          "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of any particular series of Securities established as contemplated by Section 301.

          "Interest Payment Date", when used with respect to any series of Securities, means any date on which an installment of interest on those Securities is scheduled to be paid.

          "Maturity", when used with respect to any Security, means the date on which the entire principal amount outstanding under such Security becomes due and payable, as therein or herein provided, whether on a Principal Payment Date, on the Scheduled Maturity Date (as hereinafter defined), by declaration of acceleration, call for redemption, or otherwise.

          "Mortgage" is defined in Section 1006.

          "New York Business Day" means (except, with respect to any particular series of Securities, as may be otherwise provided in the form of such Securities) any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation, or executive order to be closed.

          "Officers' Certificate" means a certificate signed by any two of the Chairman, the Executive Vice President, the Treasurer, and the Assistant Treasurer of the Company, or by any other officer or officers of the Company pursuant to an applicable Board Resolution, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel to the Company, which counsel may be an employee of the Company.

          "Original Issue Discount Security" means any Security which is initially sold at a discount from the principal amount thereof and the terms of which provide that upon redemption or acceleration of the Maturity thereof, an amount less than the principal amount thereof would become due and payable.

          "Outstanding", when used with respect to any particular
Securities or to the Securities of any particular series means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

     (i) such Securities theretofore canceled by the Trustee or delivered by the Company to the Trustee for cancellation;

     (ii) such Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited in trust with the Trustee or with any Paying Agent (as hereinafter defined) other than the Company, or, if the Company shall act as its own Paying Agent, has been set aside and segregated in trust by the Company; provided, in any case, that if such Securities are to be redeemed prior to their Scheduled Maturity Date, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

     (iii) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid, in each case, pursuant to the terms of Section 306 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid, and binding obligation of the Company).

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof. In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given a direction concerning the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or concerning the exercise of any trust or power conferred upon the Trustee under this Indenture, or concerning a consent on behalf of the Holders of any series of Securities to the waiver of any past default and its consequences, Securities owned by the Company, any other obligor upon the Securities, or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Securities which a Responsible Officer assigned to the corporate trust department of the Trustee knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means, with respect to any Securities, any Person appointed by the Company to distribute amounts payable by the Company on such Securities. If at any time there shall be more than one such Person, "Paying Agent" as used with respect to the Securities of any particular series shall mean the Paying Agent with respect to Securities of that series. As of the date of this Indenture, the

Company has appointed The Chase Manhattan Bank (National Association) as Paying Agent with respect to all Securities issuable hereunder.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

          "Place of Payment" means with respect to any series of Securities issued hereunder the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of Section 301.

          "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed, mutilated, or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated, or stolen Security.

          "Principal Property" means any single manufacturing or processing plant, office building, or warehouse owned or leased by the Company or a Restricted Subsidiary other than a plant, warehouse, office building, or portion thereof which, in the opinion of the Company's Board of Directors, is not of material importance to the business conducted by the Company and its Restricted Subsidiaries as an entirety.

          "Record Date" means any date as of which the Holder of a Security will be determined for any purpose described herein, such determination to be made as of the close of business on such date by reference to the Security Register.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

          "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

          "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

          "Responsible Officer", when used with respect to the Trustee, means the chairman of the board of directors, the chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means at any time any Subsidiary of the Company except a Subsidiary which is at the time an Unrestricted Subsidiary.

          "Scheduled Maturity Date", when used with respect to any Security, means the date specified in such Security as the date on which all outstanding principal and interest will be due and payable.

          "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

          "Security Register" shall have the meaning specified in
Section 305.

          "Security Registrar" means the Person who maintains the Security Register, which Person shall be the Trustee unless and until a successor Security Registrar is appointed by the Company.

          "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section
307.

          "Specified Currency" has the meaning specified in
Section 301(16).

          "Subsidiary" of any specified corporation means any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the specified corporation or by one or more of its Subsidiaries, or both.

          "Trust Indenture Act" or "TIA" means the Trust
Indenture Act of 1939, as in force as of the date hereof, except as provided in Section 905.

          "Trustee" means The Chase Manhattan Bank (National Association), unless and until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Unrestricted Subsidiary" means A&M Food Services, Inc., Kentucky Fried Chicken of California, Inc., Pizza Hut, Inc., Pizza Management, Inc., QSR, Inc., Taco Bell Corp., any Subsidiaries thereof and any other Subsidiary of the Company (not at the time designated a Restricted Subsidiary) (i) the major part of whose business consists of finance, banking, credit, leasing, insurance, financial services, or other similar operations, or any combination thereof, (ii) substantially all the assets of which consist of the capital stock of one or more such Subsidiaries, or (iii) designated as such by the Company's Board of Directors; provided that such designation will not constitute a violation of the terms of the Securities. Any Subsidiary designated as a Restricted Subsidiary may be designated as an Unrestricted Subsidiary unless such designation will constitute a violation of the terms of the Securities.

          "U.S. Government Obligations" means (i) securities that are direct obligations of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America and (ii) securities that are obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America, and also includes depository receipts issued by a bank or trust company as custodian with respect to any of the securities described in the preceding clauses (i) and (ii), and any payment of interest or principal payable under any of the securities described in the preceding clauses (i) and (ii) that is held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt, or from any amount received by the custodian in respect of such securities, or from any specific payment of interest or principal payable under the securities evidenced by such depository receipt.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes (however designated), the outstanding shares of which have, by the terms thereof, ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such corporation, other than stock having such power only by reason of the happening of a contingency.

          Section 102. Officers' Certificates and Opinions. Every Officers' Certificate, Opinion of Counsel, and other certificate or opinion to be delivered to the Trustee under this Indenture with respect to any action to be taken by the Trustee shall include the following:

     (1) a statement that each individual signing such certificate or opinion has read all covenants and conditions of this Indenture relating to such proposed action, including the definitions of all applicable capitalized terms;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal counsel, unless such officer knows that any such certificate, opinion, or representation is erroneous. Any opinion of counsel for the Company may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such counsel knows that any such certificate, opinion, or representation is erroneous.

          Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, such instruments may, but need not, be consolidated and form a single instrument.

          Section 104. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and (if expressly required by the applicable terms of this Indenture) to the Company. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated
(as evidenced to the Trustee by a certificate provided by a financial institution, selected by the Company, that maintains an active trade in the currency in question, acting as conversion agent) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall for all purposes be determined by reference to the Security Register, as such register shall exist as of the applicable Record Date.

          (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Board Resolution, fix in advance a Record Date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such Record Date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after such Record Date, but only the Holders of record at the close of business on such Record Date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of such Record Date; provided that no such authorization, agreement or consent by the Holders on such Record Date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such Record Date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind each subsequent Holder of such Security, and each Holder of any Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done or suffered to be done by the Trustee or the Company in reliance upon such action, whether or not notation of such action is made upon such Security.

          Section 105. Notices, etc., to Trustee and Company. Any request, order, authorization, direction, consent, waiver, or other action to be taken by the Trustee, the Company, or the Securityholders hereunder (including any Authentication Order), and any notice to be given to the Trustee or the Company with respect to any action taken or to be taken by the Trustee, the Company, or the Securityholders hereunder, shall be sufficient if made in writing and

     (1) (if to be furnished or delivered to or filed with the Trustee by the Company or any Securityholder) delivered to the Trustee at its Corporate Trust Office, or

     (2) (if to be furnished or delivered to the Company by the Trustee or any Securityholder, and except as otherwise provided in Section 501(4) and, in the case of a request for repayment, except as specified in the Security carrying the right to repayment) mailed to the Company, first-class postage prepaid, at its principal office (as specified in the first paragraph of this instrument) or at any other address hereafter furnished in writing by the Company to the Trustee.

          Section 106. Notice to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein or in such Security) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his or her address as it appears in the Security Register as of the applicable Record Date, not later than the latest date or earlier than the earliest date prescribed by this Indenture or such Security for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture or the applicable Security, then any method of notification as shall be satisfactory to the Trustee and the Company shall be deemed to be sufficient for the giving of such notice.

          Section 107.   Conflict with Trust Indenture Act.  If
any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

          Section 108.   Effect of Headings and Table of
Contents. The Article and Section headings herein and the Table of Contents hereof are for convenience only and shall not affect the construction of any provision of this Indenture.

          Section 109.   Successors and Assigns.  All covenants
and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 111. Benefits of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Authenticating Agent, the Security Registrar, any Paying Agent, and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 112.   Governing Law.  This Indenture shall be
governed by and construed in accordance with the laws of the State of New York.

          Section 113. Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          Section 114. Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court with respect to the Securities of any series it is necessary to convert the sum due in respect of the principal, premium, if any, or interest, if any, payable with respect to such Securities into a currency in which a judgment can be rendered (the "Judgment Currency"), the rate of exchange from the currency in which payments under such Securities is payable (the "Required Currency") into the Judgment Currency shall be the highest bid quotation (assuming European-style quotation -- i.e., Required Currency per Judgment Currency) received by the Company from three recognized foreign exchange dealers in the City of New York for the purchase of the aggregate amount of the judgment (as denominated in the Judgment Currency) on the New York Business Day preceding the date on which a final unappealable judgment is rendered, for settlement on such payment date, and at which the applicable dealer timely commits to execute a contract, and (b) the Company's obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or by any recovery pursuant to any judgment (whether or not entered in accordance with the preceding clause
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt by the judgment creditor of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable, and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

                           ARTICLE TWO
                         Security Forms

          Section 201. Forms Generally. The Securities of each series shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Section 202. Forms of Securities. Each Security shall be (i) substantially in the form of Exhibit A hereto if no sinking fund provision is authorized with respect to such Security by or pursuant to the Board Resolution required for the creation of such Security under Section 301 hereof, (ii) substantially in the form of Exhibit B hereto if a sinking fund provision is authorized with respect to such Security by or pursuant to the Board Resolution required for the creation of such Security under Section 301 hereof, or (iii) in one of the forms approved from time to time by or pursuant to any Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery to the Trustee for authentication of any Security in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee a copy of such Board Resolution, together with a true and correct copy of the form of Security which has been approved thereby, or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, together with a certificate of such officer or officers approving the form of Security attached thereto, provided, however, that with respect to all Securities issued pursuant to the same Board Resolution, the required copy of such Board Resolution, together with the appropriate attachment, need be delivered only once. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or by a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

          Section 203. Securities in Global Form. If Securities of a series are issuable in whole or in part in global form, the global security representing such Securities may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional Securities. Any endorsement of a Security in global form to reflect the amount (or any increase or decrease in the amount) of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Authentication Order delivered to the Trustee pursuant to Section 303 hereof.

          Section 204.   Form of Trustee's Certificate of
Authentication.  The form of Trustee's Certificate of
Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:


               TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                   The Chase Manhattan Bank

                               (National Association), as Trustee,

                               By:

                                   Authorized Officer



                            ARTICLE THREE
                            The Securities

          Section 301. General Title; General Limitations; Issuable in Series; Terms of Particular Series. The aggregate principal amount of Securities that may be authenticated, delivered, and Outstanding at any time under this Indenture is not limited.

          The Securities may be issued in one or more series in such aggregate principal amount as may from time to time be authorized by the Board of Directors. All Securities issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof, without preference, priority, or distinction on account of the actual time of the authentication and delivery or Scheduled Maturity Date thereof.

          Each series of Securities shall be created either by or pursuant to one or more Board Resolutions or by one or more indentures supplemental hereto. Any such Board Resolution or supplemental indenture (or, in the case of a series of Securities created pursuant to a Board Resolution, any officer or officers authorized by such Board Resolution) shall establish the terms of any such series of Securities, including the following (as and to such extent as may be applicable):

     (1)  the title of such series;

     (2) the limit, if any, upon the aggregate principal amount or issue price of the Securities of such series;

     (3) the issue date or issue dates of the Securities of such series;

     (4) the Scheduled Maturity Date of the Securities of such series;

     (5) the place or places where the principal, premium, if any, interest, if any, and additional amounts, if any, payable with respect to the Securities of such series shall be payable
(if other than as provided in Section 1002);

     (6) whether the Securities of such series will be issued at par or at a premium over or a discount from their face amount;

     (7) the rate or rates (which may be fixed or variable) at which the Securities of such series shall bear interest, if any, and, if applicable, the method by which such rate or rates may be determined;

     (8) the date or dates (or the method by which such date or dates may be determined) from which interest, if any, shall accrue, and the Interest Payment Dates on which such interest shall be payable;

     (9)  the period or periods within which, the Redemption
Price(s) or Repayment Price(s) at which, and any other terms and conditions upon which the Securities of such series may be redeemed or repaid, in whole or in part, by the Company;

     (10) the obligation, if any, of the Company to redeem, repay, or purchase any of the Securities of such series pursuant to any sinking fund, mandatory redemption, purchase obligation, or analogous provision at the option of a Holder thereof, and the period or periods within which, the Redemption Price(s) or Repayment Price(s) or other price or prices at which, and any other terms and conditions upon which the Securities shall be redeemed, repaid, or purchased, in whole or in part, pursuant to such obligation;

     (11) the issuance of the Securities of such series in whole or in part in global form and, if so, the identity of the Depositary for such global security and the terms and conditions, if any, upon which interests in the Securities represented by such global security may be exchanged, in whole or in part, for the individual Securities represented thereby;

     (12) the denominations in which the Securities of such series will be issued;

     (13) whether and under what circumstances additional amounts on the Securities of such series shall be payable in respect of any taxes, assessments, or other governmental charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

     (14)  the basis upon which interest shall be calculated;

     (15) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security for a definitive Security of such series) only upon receipt of certain certificates or other documents or upon satisfaction of other conditions, then the form and terms of such certificates, documents, and/or conditions;

     (16) the exchange or conversion of the Securities of that series, at the option of the Holders thereof, for or into new Securities of a different series or for or into any other securities except shares of Capital Stock of the Company or any subsidiary of the Company or securities directly or indirectly convertible into or exchangeable for any such shares;

     (17) if other than U.S. dollars, the foreign or composite currency or currencies (each such currency a "Specified Currency") in which the Securities of such series shall be denominated and in which payments of principal, premium, if any, interest, if any, or additional amounts, if any, payable with respect to such Securities shall or may be payable;

     (18) if the principal, premium, if any, interest, if any, or additional amounts, if any, payable with respect to the Securities of such series are to be payable in any currency other than that in which the Securities are stated to be payable, whether at the election of the Company or of a Holder thereof, the period or periods within which, and the terms and conditions upon which, such election may be made;

     (19) if the amount of any payment of principal, premium, if any, interest, if any, or other sum payable with respect to the Securities of such series may be determined by reference to the relative value of one or more Specified Currencies, commodities, or instruments, the level of one or more financial or non-financial indices, or any other designated factors or formulas, the manner in which such amounts shall be determined;

     (20) the exchange of Securities of such series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;

     (21) the appointment by the Trustee of an Authenticating Agent in one or more places other than the Corporate Trust Office of the Trustee, with power to act on behalf of the Trustee, and subject to its direction, in the authentication and delivery of the Securities of such series;

     (22) any trustees, depositaries, paying agents, transfer agents, registrars, or other agents with respect to the Securities of such series;

     (23) the portion of the principal amount of Securities of such series, if other than the principal amount thereof, that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504;

     (24) any Event of Default with respect to the Securities of such series, if not set forth herein;

     (25) any covenant solely for the benefit of the Securities of such series;

     (26) the applicability of Sections 401, 402, and 403 of this Indenture to the Securities of such series; and

     (27) any other terms not inconsistent with the provisions of this Indenture.

          If all of the Securities issuable by or pursuant to any Board Resolution are not to be issued at one time, it shall not be necessary to deliver the Officers'

Certificate and Opinion of Counsel required by Section 303 hereof at the time of issuance of each such Security, but such Officers' Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first such Security.

          If any series of Securities shall be established by action taken pursuant to any Board Resolution, the execution by the officer or officers authorized by such Board Resolution of an Authentication Order (as defined in Section 303 below) with respect to the first Security of such series to be issued, and the delivery of such Authentication Order to the Trustee at or before the time of issuance of the first Security of such series, shall constitute a sufficient record of such action. If all of the Securities of any such series are not to be issued at one time, it shall be necessary to deliver an Authentication Order with respect to each subsequent issuance of Securities of such series, but such Authentication Orders may be executed by any authorized officer or officers of the Company, whether or not such officer or officers would have been authorized to establish such series pursuant to the aforementioned Board Resolution.

          Unless otherwise provided by or pursuant to the Board Resolution or supplemental indenture creating such series (i) a series may be reopened for issuances of additional Securities of such series, and (ii) all Securities of the same series shall be substantially identical.

          The form of the Securities of each series shall be established pursuant to the provisions of this Indenture or by or pursuant to the Board Resolution or supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner as the Board of Directors or its authorized representative or representatives may determine.

          Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

          Section 302. Denominations and Currency. The Securities of each series shall be issuable in such denominations and currency as shall be provided in the provisions of this Indenture or by or pursuant to the Board Resolution or supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of U.S. $1,000 and any integral multiple thereof.

          Section 303. Execution, Authentication and Delivery, and Dating. The Securities shall be executed on behalf of the Company by any two of the Chairman, the Executive Vice President, and any Vice President of the Company under its corporate seal reproduced thereon and attested by its Secretary or any one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted, or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver
Securities to the Trustee for authentication, together with a Company Order for authentication and delivery (such Order an "Authentication Order") with respect to such Securities, and the Trustee shall, upon receipt of such Authentication Order, in accordance with procedures acceptable to the Trustee set forth in the Authentication Order, and subject to the provisions hereof, authenticate and deliver such Securities to such recipients as may be specified from time to time pursuant to such Authentication Order. The material terms of such Securities shall be determinable by reference to such Authentication Order and procedures. If provided for in such procedures, such Authentication Order may authorize authentication and delivery of such Securities pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to the provisions of Section 601 hereof) shall be fully protected in relying upon:

     (1)  an executed supplemental indenture, if any;

     (2) an Officers' Certificate, certifying as to the authorized forms and terms of such Securities; and

     (3)  an Opinion of Counsel, stating that:

     (a) the form or forms and terms of such Securities have been established by and in conformity with the provisions of this Indenture; and

     (b) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium, reorganization, and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity;

provided, however, that if all Securities issuable by or pursuant to a Board Resolution or supplemental indenture are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or Opinion of Counsel otherwise required pursuant to this paragraph at or prior to the time of authentication of each such Security if such documents are delivered at or prior to the time of authentication upon original issuance of the first such Security to be issued. After the original issuance of the first such Security to be issued, any separate request by the Company that the Trustee authenticate such Securities for original issuance will be deemed to be a certification by the Company that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities.

          The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties, or immunities under the Securities and this Indenture.

          If the Company shall establish pursuant to Section 301 that Securities of a series may be issued in whole or in part in global form, then the Company shall execute, and the Trustee shall (in accordance with this Section 303 and the Authentication Order with respect to such series) authenticate and deliver, one or more Securities in global form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such one or more Securities in global form, (ii) shall be registered, in the name of the Depositary for such Security or Securities in global form, or in the name of a nominee of such Depositary, (iii) shall be delivered to such Depositary or pursuant to such Depositary's instruction, and (iv) shall bear a legend substantially as follows: "Unless and until it is exchanged in whole or in part for Debt Securities in certificated form, this Debt Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary." Each Depositary designated pursuant to
Section 301 for a

Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          Section 304. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by
Section 303 hereof, together with an Authentication Order, the Trustee shall authenticate and deliver, temporary Securities of such series that are printed, lithographed, typewritten, mimeographed, or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form, without coupons, and with such appropriate insertions, omissions, substitutions, and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series for which a temporary Security may be issued in global form, such temporary global security shall represent all of the Outstanding Securities of such series and tenor.

          Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable, at the Corporate Trust Office of the Trustee, or at such other office or agency as may be maintained by the Company in a Place of Payment pursuant to Section 1002 hereof, for definitive Securities of such series having identical terms and provisions, upon surrender of the temporary Securities of such series, at the Company's own expense and without charge to the Holder; and upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series in authorized denominations containing identical terms and provisions. Unless otherwise specified as contemplated by Section 301 with respect to a temporary Security in global form, until so exchanged, the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          Section 305. Registration, Transfer and Exchange. With respect to the Securities of each series, the Trustee shall keep a register (herein sometimes referred to as the "Security Register") which shall provide for the registration of Securities of each series, and for transfers of Securities of such series, in accordance with information to be provided to the Trustee by the Company, subject to such reasonable regulations as the Trustee may prescribe. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection at the Corporate Trust Office of the Trustee or at such other office or agency to be maintained by the Company pursuant to Section 1002 hereof.

          Upon due presentation for registration of transfer of any Security of any series at the Corporate Trust Office of the Trustee or at any other office or agency maintained by the Company with respect to that series pursuant to Section 1002 hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations, of a like aggregate principal amount and Scheduled Maturity Date.

          Any other provision of this Section 305
notwithstanding, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, in definitive form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary, or by a nominee of such Depositary to such Depositary or another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Scheduled Maturity Date, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

          If at any time the Depositary for the Securities of a series represented by one or more Securities in global form notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303 hereof, the Company, by Company Order, shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 301 that such Securities be represented by one or more Securities in global form shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of an Authentication Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form, in authorized denominations, in an aggregate principal amount, and of like terms and tenor, equal to the principal amount of the Security or Securities in global form representing such series, in exchange for such Security or Securities in global form.

          The Company may at any time and in its sole discretion determine that individual Securities of any series issued in global form shall no longer be represented by such Security or Securities in global form. In such event the Company will execute, and the Trustee, upon receipt of an Authentication Order for the authentication and delivery of definitive Securities of such series and of the same terms and tenor, will authenticate and deliver Securities of such series in definitive form, in authorized denominations, and in aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

          If specified by the Company pursuant to Section 301 with respect to a series of Securities issued in global form, the Depositary for such series of Securities may surrender a Security in global form for such series of Securities in exchange in whole or in part for Securities of such series in definitive form and of like terms and tenor on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of an Authentication Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without service charge:

     (a) to each Person specified by such Depositary, a new definitive Security or Securities of the same series and of the same tenor, in authorized denominations, in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

     (b) to such Depositary, a new Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of the definitive Securities delivered to Holders pursuant to clause (a) above.

          Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be canceled by the Trustee or an agent of the Company or the Trustee. Securities issued in definitive form in exchange for a Security in global form pursuant to this Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee in writing. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered or to the Depositary.

          Whenever any securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

          Every Security presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be imposed for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, or 1107 hereof not involving any transfer.

          The Company shall not be required to (i) issue, register the transfer of, or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 1103 and ending at the close of business on the date of such mailing, or (ii) register the transfer of or exchange any Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

          Section 306. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security is surrendered to the Trustee, or the Company or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company may in its discretion execute and upon request of the Company the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, series, Scheduled Maturity Date, and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen
Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 307. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the applicable Record Date, notwithstanding any transfer or exchange of such Security subsequent to such Record Date and prior to such Interest Payment Date. (unless such Interest Payment Date is also the date of Maturity of such Security).

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the applicable Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2)  The Company may make payment of any Defaulted
Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such

Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          If any installment of interest on any Security called for redemption pursuant to Article Eleven is due and payable on or prior to the Redemption Date and is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section 307, such interest shall be payable as part of the Redemption Price of such Securities.

          Interest on Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto at such address as shall appear in the Securities Register for such series or by such other means as may be specified in the form of such Security.

          Subject to the foregoing provisions of this Section 307 and the provisions of Section 305 hereof, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 308. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered on the applicable Record Date(s) as the owner of such Security for the purpose of receiving payment of principal, premium, if any, interest, if any (subject to Sections 305 and 307 hereof), and any additional amounts payable with respect to such Security, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar, or any Co-Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests and each of them may act or refrain from acting without liability on any information relating to such records provided by the Depositary.

          Section 309. Cancellation. All Securities surrendered for payment, redemption, registration of transfer, exchange, or credit against a sinking or analogous fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. Acquisition of such Securities by the Company shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall destroy all canceled Securities and deliver a certificate of such destruction to the Company.

          Section 310.   Computation of Interest.  Unless
otherwise provided as contemplated in Section 301, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

                          ARTICLE FOUR
                   Satisfaction and Discharge

          Section 401. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of conversion or transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

     (1)  either

     (A) all Securities of that series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 306, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee canceled or for cancellation; or

     (B) all such Securities of that series not theretofore delivered to the Trustee canceled or for cancellation

(i)    have become due and payable, or

(ii) will, in accordance with their Scheduled Maturity Date, become due and payable within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and, in any of the cases described in subparagraphs (i), (ii), or
(iii) above, the Company has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount in money, in U.S. Government Obligations, or in Equivalent Government Securities sufficient to pay and discharge the entire indebtedness on such Securities with respect to principal, premium, if any, and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Scheduled Maturity Date or Redemption Date, as the case may be; provided, however, that if such U.S. Government Obligations or Equivalent Government Securities are callable or redeemable at the option of the issuer thereof, the amount of such money, U.S. Government Obligations, and Equivalent Government Securities deposited with the Trustee must be sufficient to pay and discharge the entire indebtedness referred to above if such issuer elects to exercise such call or redemption provisions at any time prior to the Scheduled Maturity Date or Redemption Date, as the case may be. The Company, but not the Trustee, shall be responsible for monitoring any such call or redemption provision; and

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and

     (3)   the Company has delivered to the Trustee an Officers'
Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with and, in the case of the Opinion of Counsel, stating either that no requirement to register under the Investment Company Act of 1940, as amended, will arise as a result of the Company's exercise of its option under this Section 401 or that any such registration requirement has been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company under paragraph (1) of this Section 401 and its obligations to the Trustee with respect to that series under
Section 607 shall survive, and the obligations of the Trustee under Sections 403 and 1003 shall survive.

          Section 402. Defeasance and Discharge of Covenants upon Deposit of Moneys, U.S. Government Obligations, or Equivalent Government Securities. At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to any series of Securities on the 91st day after the applicable conditions set forth below have been satisfied and/or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 801 or 1006 hereof with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:

     (1) The Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations or Equivalent Government Securities which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including mandatory sinking fund payments) of, and interest on, the Outstanding Securities of such series on the dates such installments of interest or principal are due; provided, however, that if such U.S. Government Obligations and Equivalent Government Securities are callable or redeemable at the option of the issuer thereof, the amount of such money, U.S. Government Obligations, and/or Equivalent Government Securities deposited with the Trustee must be sufficient to pay and discharge the entire indebtedness referred to above if the issuer of any such U.S. Government Obligations or Equivalent Government Securities elects to exercise such call or redemption provisions at any time prior to the Scheduled Maturity Date of such Securities. The Company, but not the Trustee, shall be responsible for monitoring any such call or redemption provision.

     (2) If the Securities of such series are then listed on any stock exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this paragraph would not cause such Securities to be delisted.

     (3) No Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit.

     (4) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (a) Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 402 and (b) either no requirement to register under the Investment Company Act of 1940, as amended, will arise as a result of the Company's exercise of its option under this Section 402 or any such registration requirement has been complied with.

"Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest, if any, on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 305, 306, 402(1), 403, and 1002 hereof; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

          Section 403. Application of Trust Money. All money deposited with the Trustee pursuant to Section 401 or Section 402 hereof shall be held in trust and applied by it, in accordance with the provisions of this Indenture and of the series of Securities in respect of which it was deposited, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

          Section 404. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          Section 405. Return of Unclaimed Amounts. Any amounts deposited with or paid to the Trustee or any Paying Agent for payment of the principal of, premium, if any, or interest, if any, on the Securities and not applied but remaining unclaimed by the Holders of such Securities for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand; and the Holder of any of such Securities shall thereafter look only to the Company for any payment which such Holder may be entitled to collect (until such time as such unclaimed amounts shall escheat, if at all, to the State of New York). Notwithstanding the foregoing, the Trustee or Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in a newspaper printed in the English language and customarily published at least once a day at least five days in each calendar week and of general circulation in the Borough of Manhattan, in the City and State of New York, a notice that said amounts have not been so applied and that after a date named therein any unclaimed balance of said amounts then remaining will be promptly returned to the Company.

                          ARTICLE FIVE
                            Remedies

          Section 501. Events of Default. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series:

     (1) default in the payment of any interest on any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days, provided, that the Holders of not less than 75% of the then Outstanding Securities of such series shall not have consented to a postponement of such payment; or

     (2) default in the payment of the principal amount of (or premium, if any, on) any Security of such series as and when the same shall become due, either at Maturity, upon redemption, by declaration, or otherwise; or

     (3) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series and continuance of such default for a period of 30 days; or

     (4) default in the performance or breach of any covenant or warrant of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 51% in the principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) the entry of an order for relief against the Company under the Federal Bankruptcy Act by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

     (6) the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

     (7) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

A default under any indebtedness of the Company other than the Securities will not constitute an Event of Default under this Indenture, and a default under one series of Debt Securities will not constitute a default under any other series of Securities.

          Section 502. Acceleration of Maturity; Rescission, and Annulment. If any Event of Default described in Section 501 above shall have occurred and be continuing with respect to any series, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 51% in aggregate principal amount of the Securities of such series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series and any and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision of this Indenture or the Securities of such series to the contrary notwithstanding. No declaration of acceleration by the Trustee with respect to any series of Securities shall constitute a declaration of acceleration by the Trustee with respect to any other series of Securities, and no declaration of acceleration by the Holders of at least 51% in aggregate principal amount of the Outstanding Securities of any series shall constitute a declaration of acceleration or other action by any of the Holders of any other series of Securities, in each case whether or not the Event of Default on which such declaration is based shall have occurred and be continuing with respect to more than one series of Securities, and whether or not any Holders of the Securities of any such affected series shall also be Holders of Securities of any other such affected series.

          At any time after such a declaration of acceleration has been made with respect to the Securities of any series and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

     (A) all overdue installments of interest, if any, on the Securities of such series,

     (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

     (C) interest on overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

     (D) the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and all other amounts due the Trustee under Section 607;

     and

     (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 503.   Collection of Indebtedness and Suits for
Enforcement by Trustee.  The Company covenants that if:

     (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

     (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series, and

     (4) any such default continues for any period of grace provided in relation to such default pursuant to Section 501,

then, with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of clause (3) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of clause (3) above) for principal (and premium, if any) and interest, if any, with interest (to the extent that payment of such interest shall be legally enforceable) upon the overdue principal (and premium, if any) and upon overdue installments of interest, if any, at such rate or rates as may be prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

     (i) to file and prove a claim for the whole amount of principal (or, with respect to Original Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities), premium, if any, and interest, if any, owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 607) and of the Securityholders allowed in such judicial proceedings, and

     (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agent and counsel, and any other amounts due the Trustee under Section 607 hereof.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          Section 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture of the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities, of the series in respect of which such judgment has been recovered.

          Section 506. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, if any, upon presentation of the Securities of such series and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

     First:     To the payment of all amounts due the Trustee
under Section 607 hereof.

     Second: To the payment of the amounts then due and unpaid upon the Securities of that series for principal, premium, if any, interest, if any, and additional amounts, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind.

          Section 507.   Limitation on Suits.  No Holder of any
Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

     (2) the Holders of not less than 51% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding
Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

          Section 508. Unconditional Right of Securityholders To Receive Principal, Premium, and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal, premium, if any, and (subject to Section 307) interest, if any, (and additional amounts, if any) on such Security on or after the respective payment dates expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment on or after such respective date, and such right shall not be impaired or affected without the consent of such Holder.

          Section 509. Restoration of Rights and Remedies. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

          Section 510. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

          Section 512. Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

     (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured:

     (1) in the payment of principal, premium, if any, or interest, if any, on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

     (2) in respect of a covenant or provision in this Indenture which, under Article Nine hereof, cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of principal, premium, if any, or interest, if any, on any Security on or after the respective payment dates expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

          Section 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law (other than any bankruptcy law) wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                           ARTICLE SIX
                           The Trustee

          Section 601.   Certain Duties and Responsibilities of
Trustee. (a) Except during the continuance of an Event of Default with respect to any series of Securities,

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise, with respect to the Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

     (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee with respect to the Securities of such series, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

     (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 602.   Notice of Defaults.  Within 90 days
after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal, premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series and;
provided, further, that, in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 603.   Certain Rights of Trustee.  Except as
otherwise provided in Section 601 above:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company
Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 605. May Hold Securities. The Trustee or any Paying Agent, Security Registrar, or other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613 hereof, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

          Section 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 607.   Compensation and Reimbursement.  The
Company covenants and agrees

     (1) to pay the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) and 501(6) above, such expenses (including the reasonable charges and expenses of its counsel) and compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency, reorganization, or other similar law.

          Section 608. Disqualification; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such interest or resign as Trustee, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or by virtue of being a trustee under:

     (i) the Indenture dated as of September 28, 1990, between the Company and the Trustee relating to certain debt securities,
(ii) the Indenture dated as of October 15, 1986, between the Company and the Trustee relating to certain debt securities,
(iii) the Indenture dated as of October 1, 1986, between the Company and the Trustee relating to the Company's
Euro-Medium-Term Notes, (iv) the Trust Agreement with Puerto Rico Industrial, Medical and Environmental Pollution Control
Facilities Financing Authority (the "Authority") dated as of
November 15, 1983, under which the Authority assigned certain rights under a Loan Agreement dated November 15, 1983, between the Authority and the Company, including the right to payment from the Company of amounts sufficient to enable the Authority to pay principal and interest and redemption payments (including redemption premium, if any) on the bonds issued under said Trust Agreement, (v) the Indenture dated as of March 2, 1982, among
PepsiCo Capital Corporation N.V., the Company, as guarantor, and the Trustee relating to the PepsiCo Capital Corporation N.V. Zero Coupon Guaranteed Notes due 1994, and (vi) the Indenture dated as of April 1, 1982, among PepsiCo Capital Resources, Inc., the Company, as guarantor, and the Trustee relating to the PepsiCo Capital Resources, Inc. Zero Coupon Serial Guaranteed Debentures Due 1988-2012.

          Section 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series of Securities that shall be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority and having its principal office and place of business in the City of New York, if there be such a corporation having its principal office and place of business in said City. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 610. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign with respect to any series of Securities at any time by giving 60 days' written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of 66 2/3% in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company.

     (d)   If at any time:

     (1) the Trustee shall fail to comply with Section 608 above with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months, or

     (2)  the Trustee shall cease to be eligible under
Section 609 above with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

     (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

     (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company may remove the Trustee, with respect to the series or, in the case of clause (4), with respect to all series, or (ii) subject to Section 514, any Securityholder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series or, in the case of clause (4), with respect to all series.

     (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of 66 2/3% in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Securityholders of such series and accepted appointment in the manner hereinafter provided, any Securityholder who has been bona fide Holder of a Security of that series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

          Section 611. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series. Upon reasonable request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          In case of the appointment hereunder of a successor
Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which (1) shall contain such provisions as shall be deemed necessary or desirable to transfer and to conform to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the appointment of such successor Trustee relates and (2) if the predecessor Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

          Section 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor Trustee by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 613. Preferential Collection of Claims Against Company. If and when the Trustee shall be or shall become a creditor, of the Company (or of any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or against any such other obligor, as the case may be).

          Section 614. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an

Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                     The Chase Manhattan Bank
                                     (National Association),
                                     As Trustee

                                     By --------------------

                                     As Authenticating Agent

                                     By --------------------

                                     Authorized Officer

                          ARTICLE SEVEN
              Securityholders' Lists and Reports by
                       Trustee and Company

          Section 701.   Company To Furnish Trustee Names and
Addresses of Securityholders. The Company will furnish or cause to be furnished to the Trustee:

     (a) semiannually, not more than 15 days after January 1 and July 1 in each year, in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Securities of each series as of such date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided that if the Trustee shall be the Security Registrar for such series, such list shall not be required to be furnished.

          Section 702.   Preservation of Information;
Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

     (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with
Section 702(a), or

     (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
Section 702(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the

Holders of Securities of such series or all Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

          Section 703. Reports by Trustee. (a) The term "reporting date" as used in this Section, means May 15. Within 60 days after the reporting date in each year, beginning in 1994, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to:

     (1) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

     (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

     (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

     (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

     (5) any additional issue of Securities which the Trustee has not previously reported; and

     (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

     (b) The Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding of such series at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission. The Company will notify the Trustee when the Securities are listed on any stock exchange. The Trustee shall also transmit by mail all reports as required by
Section 313(c) of the TIA.

          Section 704.   Reports by Company.  The Company will:

     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (3) transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          Section 705. Notice of Maturity. Notice of maturity of each series of Securities (other than book-entry securities) shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Maturity of such Securities, to each Holder of such Securities, at the address of such Holder appearing in the Security Register on the applicable Record Date. Notice of Maturity shall be given by the Company or, at the Company's request, by the Trustee, in the name and at the expense of the Company.

                          ARTICLE EIGHT
          Consolidation, Merger, Conveyance or Transfer

          Section 801.    Company May Consolidate, etc., Only on
Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer all or substantially all of its assets to any Person, unless;

     (1) either the Company shall be the continuing corporation, or the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer all or substantially all of the properties and assets of the Company shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal, premium, if any, and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

     (3) the Company has delivered to the Trustee an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance or transfer and any assumption permitted or required by this Article complies with the provisions of this Article.

          Section 802. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of all or substantially all of the properties and assets of the Company in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and the Company shall thereupon be released from all obligations hereunder and under the Securities. Such successor corporation thereupon may cause to be signed and may issue any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                          ARTICLE NINE
                     Supplemental Indentures

          Section 901. Supplemental Indentures without Consent of Securityholders. Without the consent of the Holders of any Securities, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Company pursuant to Article Eight hereof; or

     (2) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of the Securities of any or all series as the Company and the Trustee shall consider to be for the protection of the Holders of the Securities of any or all series or to surrender any right or power herein conferred upon the Company (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or

     (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture; or

     (4) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 316(a)(2) of the TIA as in effect at the date as of which this instrument is executed or any corresponding provision in any similar federal statute hereafter enacted; or

     (5) to establish any form of Security, as provided in Article Two hereof, and to provide for the issuance of any series of Securities, as provided in Article Three hereof, and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

     (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to
Section 611 hereof; or

     (7) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series); or

     (8) to provide for the issuance of Securities in bearer as well as fully registered form.

          No supplemental indenture for the purposes identified in clauses (2), (3), (5) or (7) above may be entered into if to do so would adversely affect the interest of the Holders of Securities of any series.

          Section 902. Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

     (1) change the Scheduled Maturity Date or the stated payment date of any payment of premium or interest payable on any Security, or reduce the principal amount thereof, or any amount of interest or premium payable thereon, or change the method of computing the amount of principal thereof or any interest payable thereon on any date, or change any Place of Payment where, or the coin or currency in which, any Security or any payment of premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the same shall become due and payable, whether at Maturity or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be; or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

     (3)    modify any of the provisions of this Section,
Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Securityholders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 903. Execution of Supplemental Indentures. Upon request of the Company and upon filing with the Trustee of evidence of an Act of Securityholders as aforementioned, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, powers, trusts, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and the respective rights, limitation of rights, duties, powers, trusts and immunities under this Indenture of the Trustee, the Company, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be determined, exercised and enforced thereunder to the extent provided therein.

          Section 905.   Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

          Section 906. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                           ARTICLE TEN
                            Covenants

          Section 1001. Payment of Principal, Premium and Interest. With respect to each series of Securities, the Company will duly and punctually pay or cause to be paid the principal, premium, if any, and interest, if any, on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in the Indenture for the benefit of the Securities of such series.

          Section 1002. Maintenance of Office or Agency. So long as any of the Securities remain outstanding, the Company will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          Section 1003. Money for Security Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal, premium, if any, or interest, if any, on any of the Securities of such series, segregate and hold in trust for the benefit of the Holders of the Securities a sum sufficient to pay such principal, premium, or interest so becoming due until such sums shall be paid to such Holders of the Securities or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal, premium, if any, or interest, if any, on any Securities of such series, deposit with a Paying Agent a sum sufficient to pay such principal, premium, or interest so becoming due, such sum to be held in trust for the benefit of the Holders of the Securities entitled to the same and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

     (1) hold all sums held by it for the payment of principal, premium, if any, or interest, if any, on Securities of such series in trust for the benefit of the Holders of the Securities entitled thereto until such sums shall be paid to such Holders of the Securities or otherwise disposed of as herein provided;

     (2)   give the Trustee notice of any default by the Company
(or any other obligor upon the Securities of such series) in the making of any such payment of principal, premium, if any, or interest, if any, on the Securities of such series; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Section 1004. Certificate to Trustee. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (beginning in 1994), an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any of its covenants or agreements contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

          Section 1005.  Corporate Existence.  Subject to Article
Eight the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

          Section 1006. Limitation on Secured Debt. So long as any of the Securities of any series shall be outstanding, neither the Company nor any Restricted Subsidiary will incur, suffer to exist or guarantee any indebtedness for borrowed money ("Debt"), secured by a mortgage, pledge, or lien (a "Mortgage") on any Principal Property or on any shares of stock of any
Restricted Subsidiary unless the Company or such Restricted Subsidiary secures or causes such Restricted Subsidiary to secure the Securities of such series (and any other Debt of the Company or such Restricted Subsidiary, at the option of the Company or such Restricted Subsidiary, not subordinate to the Securities) equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless after giving effect thereto the aggregate amount of all such Debt so secured does not exceed 10% of Consolidated Net Tangible Assets. This restriction will not, however, apply to Debt secured by:

            (1) Mortgages existing prior to the issuance of such Securities;

            (2) Mortgages on property of, or on shares of stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

           (3)   Mortgages in favor of the Company or any Restricted
Subsidiary;

           (4) Mortgages in favor of any governmental bodies to secure progress or advance payments;

           (5) Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 120 days after the later of the acquisition, the completion of construction, or the commencement of full operation of such property or within 120 days after the acquisition of such shares or Debt for the purpose of financing all or any part of the purchase price thereof or construction thereon; and

     (6) any extension, renewal or refunding referred to in the foregoing clauses (1) to (5), inclusive.

          The transfer of a Principal Property to an Unrestricted
Subsidiary or the change in designation from Restricted
Subsidiary to Unrestricted Subsidiary which owns a Principal
Property shall not be restricted.

          Section 1007. Waiver of Certain Covenants. The Company may omit in respect of any series of Securities, in any particular instance, to comply with any covenant or condition set forth in Section 1006, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities at the time Outstanding of such series shall, by Act of such Securityholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, provided, however, that the Holders of at least 75% in principal amount of the Securities at the time Outstanding of such series shall be required to extend the time for payment of any scheduled payment of interest on the Securities of such series before such payment has become due (which extension shall in no event be for a period longer than three years from the date such payment of interest would otherwise be due), and provided, further, that no waiver by the Holders of the Securities of such series shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                         ARTICLE ELEVEN
                    Redemption of Securities

          Section 1101. Applicability of Article. The Company may reserve the right to redeem and pay before the Scheduled Maturity Date all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 202 or 203, and on such terms as are specified in such form or in the indenture supplemental hereto with respect to Securities of such series as provided in
Section 301. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

          Section 1102. Election To Redeem; Notice to Trustee. In case of any redemption at the election of the Company of fewer than all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

          Section 1103. Selection by Trustee of Securities To Be Redeemed. If fewer than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, which may include provision for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

          Section 1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not fewer than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register on the applicable Record Date.

          All notices of redemption shall state:

     (1)  the Redemption Date;

     (2)  the Redemption Price;

     (3) if fewer than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given and that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of the same series in the aggregate principal amount equal to the unredeemed portion thereof will be issued in accordance with
Section 1107;

     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

     (5) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency maintained by the Company in the Place of Payment pursuant to Section 1002 hereof; and

     (6) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 1105. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

          Section 1106.  Securities Payable on Redemption Date.
Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with the notice, such Securities shall be paid by the Company at the Redemption Price. Any installment of interest due and payable on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Record Date according to the terms and the provisions of Section 307 above.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

          Section 1107. Securities Redeemed in Part. Any Security that is to be redeemed only in part shall be surrendered at the office or agency maintained by the Company in the Place of Payment pursuant to Section 1002 hereof with respect to that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge and at the expense of the Company, a new Security or Securities of the same series and Scheduled Maturity Date, of any authorized denomination as requested by such Holders in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          Section 1108. Provisions with Respect to Any Sinking Funds. Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired or redeemed by the Company (other than through operation of a mandatory sinking fund) and theretofore delivered to the Trustee for cancellation, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by the delivery or credit of Securities of such series acquired or redeemed by the Company, and (B) such Securities, to the extent not previously surrendered. Such Officers' Certificate shall also state that the Securities for which the Company elects to receive credit have not been previously so credited and were not acquired by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and are not required to be delivered to the Trustee pursuant to Section 309 and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

          If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 1106. The Trustee shall select, in the manner provided in Section 1103, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 1104 (and with the effect provided in Section 1106) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund

                               -47-
payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 1108. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

          On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this
Section 1108.

          The Trustee shall not redeem any Securities with sinking fund moneys or give any notice of redemption of Securities by operation of the applicable sinking fund during the continuance of a default in payment of interest on Securities of such series or of any Event of Default with respect to such series, except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article Eleven. Except as aforesaid, any moneys in the sinking fund with respect to Securities of any series at the time when any such default or Event of Default with respect to such series shall occur, and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default with respect to such series, be held as security for the payment of all Securities of such series; provided, however, that in case such default or Event of Default with respect to such series shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 1108.

                         ARTICLE TWELVE
                 Repayment at Option of Holders

          Section 1201. Applicability of Article. Repayment of Securities of any series before their Scheduled Maturity Date at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

          Section 1202. Repayment of Securities. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest thereon accrued to the Repayment Date specified in the terms of such Securities. On or before the Repayment Date, the Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Repayment Price of all the Securities which are to be repaid on such date.

          Section 1203. Exercise of Option. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder, must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 30 days nor later than 15 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of $1,000 unless otherwise specified in the terms of such Security, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part, if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

          Section 1204. When Securities Presented for Repayment Become Due and Payable. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) interest on such Securities or the portions thereof, as the case may be, shall cease to accrue.

          Section 1205. Securities Repaid in Part. Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series and Scheduled Maturity Date, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested; all as of the day and year first above written.


                                      PepsiCo, Inc.,


                                      By:/s/ Randall C. Barnes
                                         -----------------------
                                         RANDALL C. BARNES
                                         Senior Vice President
                                         and Treasurer



Attest:

/s/ Edward V. Lahey, Jr.
    -------------------------
    EDWARD V. LAHEY, JR.
    Senior Vice President, General
    Counsel and Secretary



                                     The Chase Manhattan Bank

                                     (National Association),


                                     By: R.J. Halleran
                                     ------------------------
                                         R.J. HALLERAN
                                     Second Vice President


Attest:

/s/ Mary Lewicki
- ----------------------
MARY LEWICKI
Corporate Trust Officer

State of New York,
County of New York,      ss.:

     On the 14th day of December before me personally came
R.J. Halleran, to me known, who, being by me duly sworn, did depose and say that he resides at Brooklyn, New York; that he is Second Vice President of The Chase Manhattan Bank (National Association), one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

                                        Name

                                        Delia K.Benjamin
                                        Notary Public, State of New York
                                        No. 24-4659667
                                        Qualified in Kings County
                                        Commisssion Expires April 30, 1995

[Notarial Seal]

State of New York,
County of Westchester,   ss.:

     On the 14th day of December, 1994 before me personally came
Randall C. Barnes, to me known, who, being by me duly sworn, did depose and say that he resides at 700 Anderson Hill Rd., Purchase, NY;
that he is the Senior Vice President and Treasurer of PepsiCo, Inc., one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.



                                   Name

                                   Cathleen Gold
                                   Notary Public, State of New York
                                   No. 5005541
                                   Qualified in Westchester County
                                   My Commission Expires Dec. 14, 1996


[Notarial Seal]

                         [FORM OF FACE OF NOTE]

                                                   No.


                            PEPSICO, INC.

                     [NON-SINKING FUND] NOTE DUE

     PEPSICO, INC., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____ or to [his] [her] [its] registered assigns, the principal sum of ___ on ____, 19__, and to pay interest on said principal sum semi-annually on ___ and ___ of each year, commencing, ________ 19 __, at the rate of __% per annum from ____, 19__, or from the most recent date in respect of which interest has been paid or duly provided for, until payment of the principal sum has been made or duly provided for. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the fifteenth day (whether or not a New York Business
Day) next preceding such Interest Payment Date. Any such interest that is payable but is not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not earlier than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Place of Payment in such coin or currency of _________ as at the time of payment is legal tender for payment of public and private debts; provided, however, that payments of interest may be made at the option of the Company by checks mailed to the addresses of the persons entitled thereto as such addresses shall appear in the Security Register.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.
     Unless one of the certificates of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or facsimile signature under its corporate seal or a facsimile thereof.

Dated:



                              PEPSICO, INC.

                              By: ----------------------
                                    Authorized Officer



                              By: ----------------------
                                    Authorized Officer


     [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              THE CHASE MANHATTAN BANK
                               (National Association), as
                               Trustee



                              By:   --------------------
                                    Authorized Officer

     [FORM OF ALTERNATIVE CERTIFICATE OF AUTHENTICATION]

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              THE CHASE MANHATTAN BANK
                               (National Association), as
                               Trustee


                              By:   _______________________
                                    Authorized Officer

                              By:   _______________________
                                    Authorized Officer

                     [FORM OF REVERSE OF NOTE]

                            PEPSICO, INC.

                               NOTE DUE

     This Note is one of a duly authorized issue of debentures, notes, or other evidences of indebtedness of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 14, 1994 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definitions of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a series of Notes of the Company designated as set forth on the face hereof (herein called the "Notes"), limited in aggregate principal amount to ___________.

     [The Notes may not be redeemed by the Company prior to maturity.]

     [The Notes are subject to redemption upon not less than 30 nor more than 60 days' notice by mail (1) on ________ in any year commencing with the year ________ and ending with the year _______ through operation of the sinking fund for the series at a Redemption Price equal to 100% of the principal amount thereof, and (2) at any time, in whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):
     If redeemed during the 12-month period beginning each of the years indicated:

                                             Redemption
Years          Price          Years          Price
____________________________________________________


and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Scheduled Maturity Date is on or prior to such Redemption Date will be payable to the Holders of record of such Notes or one or more Predecessor Securities at the close of business on the applicable Record Dates referred on the face hereof.]

     [Notwithstanding the foregoing, the Company may not, prior to __, 19__, redeem any Notes as contemplated by clause (2) of the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted accounting practices,) of less than __% per annum.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.
     If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration or transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                     [FORM OF REVERSE OF NOTE]

                            PEPSICO, INC.


                        SINKING FUND NOTE DUE


     This Note is one of a duly authorized issue of debentures, notes, or other evidences of indebtedness of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 14, 1994 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a series of Notes of the Company designated as set forth on the face hereof (herein called the "Notes"), limited in aggregate principal amount to ______.

     [The Notes may not be redeemed by the Company prior to maturity except pursuant to the sinking fund.]

     [The Notes are subject to redemption upon not less than 30 nor more than 60 days' notice by mail (1) on ______ in any year commencing with the year 19__ and ending with the year 19__ through operation of the sinking fund for the series at a Redemption Price equal to 100% of the principal amount thereof, and (2) at any time, in whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

     [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                    THE CHASE MANHATTAN BANK
                    (National Association), as
                     Trustee

                     by________________________
                         Authorized Officer


     [FORM OF ALTERNATIVE CERTIFICATE OF AUTHENTICATION]

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                    THE CHASE MANHATTAN BANK
                    (National Association), as
                     Trustee

                    by_________________________
                         Authenticating Agent


                    by_________________________
                         Authorized Officer

     If redeemed during the 12-month period beginning each of the years indicated:


                                             Redemption
Years          Price          Years          Price
_______________________________________________________________


and thereafter at a Redemption Price equal to __ % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Scheduled Maturity Date is on or prior to such Redemption Date will be payable to the Holders of record of such Notes or one or more Predecessor Securities at the close of business on the applicable Record Dates referred to on the face hereof.]

     [Notwithstanding the foregoing, the Company may not redeem any Notes as contemplated by clause (2) of the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted accounting practice) of less than __ % per annum.]

     The sinking fund provides for the redemption on ____ in each year beginning with the year ____ and ending with the year ____ of not less than ____ in principal amount of Notes ("mandatory sinking fund"). At its option, the Company may make an additional sinking fund payment on or before the due date of any mandatory sinking fund payment to redeem up to an additional principal amount of Notes on any such date. The option to make such sinking fund payments in addition to the mandatory sinking fund is not cumulative and to the extent not availed of in any year will terminate.

     At its option, the Company may credit against any mandatory sinking fund payment the principal amount of Notes acquired or redeemed by it (other than with mandatory sinking fund payments) and not previously credited.

     In the event of redemption of this Note in part only, a new
Note or Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon cancelation hereof.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the

Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the all Securities of each series at the time Outstanding, on behalf of the Holders of Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of ____ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration or transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.